UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2007


                               TREX COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware               001-14649               54-1910453
  (State or Other Jurisdiction    (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)


                 160 Exeter Drive
               Winchester, Virginia                   22603-8605
     (Address of Principal Executive Offices)         (ZIP Code)


       Registrant's telephone number, including area code: (540) 542-6300


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition

     On January 26, 2007, Trex Company, Inc. (the "Company") issued a news release announcing that, to correct certain errors, it will restate the Company's financial results, including quarterly results, for its fiscal years ended December 31, 2003, 2004 and 2005 and its quarterly results for the first nine months of its fiscal year ended December 31, 2006. The full text of the news release is furnished with this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference in this Item 2.02.

     The information in Exhibit 99 to this Current Report on Form 8-K shall not be deemed "filed" with the Securities and Exchange Commission for any purpose, including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

     This Current Report on Form 8-K and Exhibit 99 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations set forth in Exhibit 99 and in the Company's other SEC reports, including that actual events or results may differ materially from those expressed or implied in the forward-looking statements.


Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     On January 26, 2007, the Audit Committee of the Company's Board of Directors concluded, based upon the recommendation of the Company's management that, to correct certain errors, the Company should restate its financial results, including quarterly results, for its fiscal years ended December 31, 2003, 2004 and 2005 and its quarterly results for the first nine months of its fiscal year ended December 31, 2006.

     The Company expects that the restatements will have the cumulative effect of increasing the Company's reported net income for fiscal 2003 through 2005 by approximately $0.2 million. For the fiscal years ended December 31, 2003 and 2004, the Company's reported net income is expected to increase by approximately $0.1 million and $0.3 million, respectively, or $0.01 and $0.02 per diluted share, respectively. For the fiscal year ended December 31, 2005, the Company's reported net income is expected to decrease by approximately $0.2 million, or $0.02 per diluted share. The Company's previously reported net income for the fiscal years ended December 31, 2003, 2004 and 2005 was $21.0 million, $27.2 million and $2.5 million, respectively. The Company estimates that the restatements will also have the effect of increasing its previously reported net income of $15.9 million for the first nine months of fiscal 2006 by approximately $0.2 million, or $0.02 per diluted share.

     The restatements will reflect the correction of errors related to the recording of certain expenses in cost of sales, selling, general and administrative expenses, and interest expense. The restatements will not affect the Company's reported revenue. The errors did not have a material impact on any balance sheet accounts as of the end of any of the affected fiscal periods.

     The Company will include the restated results for the fiscal years ended December 31, 2003 through 2005, including quarterly results for fiscal 2004 and 2005, in an amended Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the "2005 Form 10-K") and for each of the first three quarters of fiscal 2006 in amended Quarterly Reports on Form 10-Q for those quarters. In the interim, investors should no longer rely on the Company's financial statements for fiscal years 2003 through 2005, including quarterly financial information, and the reports of the Company's independent registered public accounting firm, including the report on internal control over financial reporting, that were included in the 2005 Form 10-K, or on the financial statements for each of the first three quarters of fiscal 2006 included in the Company's Quarterly Reports on Form 10-Q.

     The Audit Committee and management of the Company have discussed the matters associated with the restatements disclosed in this Current Report on Form 8-K with Ernst & Young LLP, the Company's independent registered public accounting firm.

     The Company is aware that the occurrence of a restatement of previously issued financial statements to correct errors is a strong indicator that there exists a material weakness in the Company's internal control over financial reporting. The Company believes that the errors referred to above were related, in part, to the material weakness disclosed in the 2005 Form 10-K. The disclosed material weakness resulted from a lack of a sufficient complement of personnel with experience in the Company's financial reporting processes and with adequate technical expertise in resolving non-routine or complex accounting matters. In addition, certain of the errors to be corrected in the restatements related to routine transaction processes. As part of its amendment of the 2005 Form 10-K, the Company expects to amend management's report on internal control over financial reporting contained in the 2005 Form 10-K.


Item 9.01.   Financial Statements and Exhibits

     (d) Trex Company herewith files the following exhibit:

Exhibit
Number       Description of Exhibit
------       ----------------------

99           News Release of Trex Company, Inc., dated January 26, 2007



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TREX COMPANY, INC.


Date:  January 26, 2007                  /s/ Anthony Cavanna
                                         ----------------------------
                                         Anthony Cavanna
                                         Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
Number       Description of Exhibit
------       ----------------------

99           News Release of Trex Company, Inc., dated January 26, 2007